OBIO PHARMACEUTICAL (H.K.) LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008

(Stated in US dollars)

OBIO PHARMACEUTICAL (H.K.) LIMITED

CONENTS                                                                                                 PAGES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

CONSOLIDATED BALANCE SHEETS	2 - 3

CONSOLIDATED STATEMENTS OF INCOME	4

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
AND ACCUMULATED OTHER COMPREHENSIVE INCOME	5

CONSOLIDATED STATEMENTS OF CASH FLOWS	6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	7 - 14

ALBERT WONG & CO.

CERTIFIED PUBLIC ACCOUNTANTS

7th Floor, Nan Dao Commercial Building

359-361 Queen’s Road Central

Hong Kong

Tel : 2851 7954

Fax: 2545 4086

ALBERT WONG

B.Soc., Sc., ACA., LL.B., C.P.A.(Practising)

To:  The board of directors and stockholders of

Obio Pharmaceutical (H.K.) Limited (“the Company”)

Report of Independent Registered Public Accounting Firm

We have reviewed the accompanying interim consolidated balance sheets, related consolidated statements of income, stockholders’ equity and cash flows statement of the Company as of June 30, 2009 and 2008, and for the six-month period then ended. These interim financial information statements are the responsibility of the company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

Hong Kong, China                                                                             Albert Wong & Co.

September 8, 2009

Certified Public Accountants

OBIO PHARMACEUTICAL (H.K.) LIMITED

CONSOLIDATED BALANCE SHEETS
AS AT JUNE 30, 2009 AND DECEMBER 31, 2008
(Stated in US Dollars)
	Notes	6/30/2009	12/31/2008

ASSETS
Current assets
Cash and cash equivalents		$301,832	$522,833
Other receivables		5,949	4
Prepaid expenses		-	516

Total current assets		$307,781	$523,353
Property, plant and equipment, net	4	5,840	3,085
Patents, net	5	290,971	283,165

TOTAL ASSETS		$604,592	$809,603

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities
Accruals		$75,993	58,620
Amount due to a director	6	27,870	25,222
Amount due to ultimate holding company	7	1,359,652	1,354,577

Total current liabilities		$1,463,515	$1,438,419

TOTAL LIABILITIES		$1,463,515	$1,438,419

Commitments and contingencies	10	$-	$-

See accompanying notes to the consolidated financial statements

OBIO PHARMACEUTICAL (H.K.) LIMITED

CONSOLIDATED BALANCE SHEETS (Continued)
AS AT JUNE 30, 2009 AND DECEMBER 31, 2008
(Stated in US Dollars)

	Notes	6/30/2009	12/31/2008

STOCKHOLDERS’ EQUITY
Share capital	8	$1	$1
Accumulated losses		(859,792)	(629,869)
Accumulated other comprehensive income		868	1,052

		$(858,923)	$(628,816)

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY		$604,592	$809,603

See accompanying notes to the consolidated financial statements

OBIO PHARMACEUTICAL (H.K.) LIMITED

CONSOLIDATED STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(Stated in US Dollars)

	Notes	2009	2008

Net revenues		$-	$-

Selling and distribution costs		(9,261)	(425)
General and administrative expenses		(237,305)	(89,870)

Loss from operation		$(246,566)	$(90,295)
Other income – net exchange gains		16,534	2,043
Interest income		109	4,013

Loss before income taxes		$(229,923)	$(84,239)

Income taxes	9	-	-

Net loss		$(229,923)	$(84,239)

See accompanying notes to the consolidated financial statements

OBIO PHARMACEUTICAL (H.K.) LIMITED

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND
ACCUMULATED OTHER COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND
FOR THE YEAR ENDED DECEMBER 31, 2008
(Stated in US Dollars)

			Accumulated
			other
	Share	Accumulated	comprehensive
	capital	losses	income	Total

Balance, January 1, 2008	$1	$(319,416)	$1,042	$(318,373)
Net loss	-	(310,453)	-	(310,453)
Foreign currency translation
adjustment	-	-	10	10

Balance, December 31, 2008	$1	$(629,869)	$1,052	$(628,816)

Balance, January 1, 2009	$1	$(629,869)	$1,052	$(628,816)
Net loss	-	(229,923)	-	(229,923)
Foreign currency translation
adjustment	-	-	(184)	(184)

Balance, June 30, 2009	$1	(859,792)	868	(858,923)

See accompanying notes to the consolidated financial statements

OBIO PHARMACEUTICAL (H.K.) LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(Stated in US Dollars)

	2009	2008
Cash flows from operating activities
Net loss	$(229,923)	$(84,239)
Depreciation	475	426
Amortization	5,030	1,717

Adjustments to reconcile net loss
to net cash used in operating activities:
Other receivables	(5,943)	(1,481)
Amount due from a related company	-	(1,000)
Prepaid expenses	516	1,725
Accruals	17,365	36,160
Amount due to a director	2,646	-

Net cash used in operating activities	$(209,834)	$(46,692)

Cash flows from investing activities
Purchase of plant and equipment	$(3,228)	$(2,321)
Purchase of patents	(12,823)	(116,517)

Net cash used in investing activities	$(16,051)	$(118,838)

Cash flows from financing activities
Amount due to ultimate holding company	$5,021	$866,290

Net cash (used in) provided by financing activities	$5,021	$866,290

Net cash and cash equivalents (used) sourced	$(220,864)	$700,760

Effect of foreign currency translation on
cash and cash equivalents	(137)	3,258

Cash and cash equivalents–beginning of year	522,833	44,833

Cash and cash equivalents–end of year	$301,832	$748,851

Supplementary cash flow information:
Interest paid	$-	$-

See accompanying notes to the consolidated financial statements

OBIO PHARMACEUTICAL (H.K.) LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008

(Stated in US Dollars)

1.

ORGANIZATION AND PRINCIPAL ACTIVITY

Obio Pharmaceutical (H.K.) Limited (the “Company”) was established in Hong Kong as a limited company on June 28, 1999. The Company currently operates through itself and one subsidiary, Beijing Obio Pharmaceutical Co., Ltd (“Beijing Obio”) which was incorporated in the People’s Republic of China (the PRC).

The Company and its subsidiary (hereinafter, collectively referred to as (the “Group”)) are engaged in human pharmaceutical research and development.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The consolidated financial statements and notes are representations of management.  Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of consolidated financial statements.

(b)

Principles of consolidation

The consolidated financial statements are presented in US Dollars and include the accounts of the Company and its subsidiary.  All significant inter-company balances and transactions are eliminated in consolidation.

The Company owned its subsidiaries soon after its inception and continued to own the equity’s interests through JUNE 30, 2009.  The following table depicts the identity of the subsidiary:

		Attributable equity Interest %	Registered
Name of subsidiary	Place of Incorporation	interest %	capital

Beijing Obio Pharmaceutical Co., Ltd	PRC	100	$200,000

(c)

Use of estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.  Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

OBIO PHARMACEUTICAL (H.K.) LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d)

Economic and political risks

The Company’s operation is conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)

Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Office equipment

5 years

Testing equipment

5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(f)

Patents

Patents that are acquired by the Company and/or self-invented are stated as cost less accumulated amortisation. Amortisation is provided over the respective useful lives, using the straight-line method.  Estimated useful lives of the patents are 20 years.

(g)

Accounting for the impairment of long-lived assets

The Company periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in SFAS No. 144. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognised based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting periods, there was no impairment loss.

OBIO PHARMACEUTICAL (H.K.) LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(h)

Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts in Hong Kong and the PRC. The Company does not maintain any bank accounts in the United States of America.

(i)

Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(j)

Foreign currency translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Hong Kong Dollar (HK$) and Renminbi (RMB). The consolidated financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rates used to translate amounts in HK$ and RMB into USD for the purposes of preparing the consolidated financial statements were as follows:

	June 30, 2009	December 31, 2008	June 30, 2008
Twelve months ended
HK$ : USD exchange rate	-	7.7507	-
Six months ended
HK$ : USD exchange rate	7.7504	-	7.8037
Average six months ended
HK$ : USD exchange rate	7.7530	-	7.7975

	June 30, 2009	December 31, 2008	June 30, 2008
Twelve months ended
RMB : USD exchange rate	-	6.8542	-
Six months ended
RMB : USD exchange rate	6.8448	-	7.0726
Average six months ended
RMB : USD exchange rate	6.8448	-	7.0726

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation. In addition, the current foreign exchange control policies applicable in PRC also restrict the transfer of assets or dividends outside the PRC.

OBIO PHARMACEUTICAL (H.K.) LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(k)

Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other consolidated financial statements. The Company’s current component of comprehensive income is the net income and foreign currency translation adjustment.

(l)

Recent accounting pronouncements

In April 2009, the FASB issued SFAS No. 164, “Not-for-Profit Entities: Mergers and Acquisitions.” SFAS No. 164 improve the relevance, representational faithfulness, and comparability of the information that a not-for-profit entity provides in its financial reports about a combination with one or more other not-for-profit entities, businesses, or non profit activities. This Statement also improves the relevance, representational faithfulness, and comparability of the information a not-for-profit entity provides about goodwill and other intangible assets after an acquisition by amending FASB Statement No. 142, Goodwill and Other Intangible Assets, to make it fully applicable to not-for-profit entities. This Statement is effective for mergers for which the merger date is on or after the beginning of an initial reporting period beginning on or after December 15, 2009; or acquisitions for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2009. The adoption of SFAS No. 165 is not expected to have a material impact on the consolidated financial statements.

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events." SFAS No. 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before consolidated financial statements are issued or are available to be issued. SFAS No. 165 is effective for interim and annual fiscal periods ending after June 15, 2009. The adoption of SFAS No. 165 is not expected to have a material impact on the consolidated financial statements.

In June 2009, the FASB issued Statement No. 166, “Accounting for Transfers of Financial Assets-an Amendment of FASB Statement No. 140” (“SFAS No. 166”) and Statement No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS No. 167”). SFAS No. 166 will require more information about transfers of financial assets, including securitization transactions, and where companies have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. SFAS No. 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. Both SFAS No. 166 and SFAS No. 167 are effective for fiscal years beginning after November 15, 2009. The adoption of SFAS No. 166 and SFAS No. 167 is not expected to have a material impact on the consolidated financial statements.

OBIO PHARMACEUTICAL (H.K.) LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008

(Stated in US Dollars)

3.

CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments which potentially expose the Company to concentrations of credit risk, consists of cash and other receivables as of June 30, 2009 and 2008. The Company performs ongoing evaluations of its cash position and credit evaluations to ensure collections and minimize losses.

As of June 30, 2009 and 2008, the Company’s bank deposits were all placed with banks in Hong Kong and the PRC where there is currently no rule or regulation in place for obligatory insurance of bank accounts.

The maximum amount of loss due to credit risk that the Company would incur if the counter parties to the financial instruments failed to perform is represented the carrying amount of each financial asset in the balance sheet.

4.

PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net comprise the followings:

		6/30/2009		12/31/2008
At cost
Office equipment		$6,635		$3,406
Testing equipment		3,895		3,895

	$		$
Less: accumulated depreciation		(4,690)		(4,216)

		$5,840	$

Depreciation expenses included in the general and administrative expenses for the six months ended June 30, 2009 and 2008 were $475 and $426.

OBIO PHARMACEUTICAL (H.K.) LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008

(Stated in US Dollars)

5.

PATENTS, NET

Patents, net are as follows:

	6/30/2009	12/31/2008

Patents, at cost	$304,786	$291,947
Less: accumulated amortization	(13,815)	(8,782)

	$290,971	$283,165

Amortization included in the general and administrative expenses for the six months ended June 30, 2009 and 2008 were $5,030 and $1,717.

6.

AMOUNT DUE TO A DIRECTOR

Amount due to a director was the amount due to Mr. Francis Chi, and was unsecured, interest free and repayable on demand.

7.

AMOUNT DUE TO ULTIMATE HOLDING COMPANY

Amount due to ultimate holding company was unsecured, interest free and does not have a fixed repayment date.

8.

SHARE CAPITAL

The Company was incorporated at June 28, 1999, with an authorized share capital of HK$50,000 divided into 50,000 shares of HK$1.00 each.  Two shares were subscribed upon its incorporation for working capital purpose.  Obio Pharmaceutical Holdings Limited has 100% equity ownership.

9.

INCOME TAXES

Pursuant to Hong Kong tax law, the Company is subjected to profits tax imposed at the rate of 16.5% and 17.5% for the six months ended June 30, 2009 and 2008 respectively.  No Hong Kong profits tax is provided as there is no estimated assessable profits for the years.

Beijing Obio, being registered in the PRC, is subject to PRC’s Corporate Income Tax (“CIT”) at a rate of 25%.   No taxable income was derived from the subsidiary for the year ended June 30, 2009.

No deferred tax has been provided as there are no material temporary differences arising during the six months ended June 30, 2009 and 2008.

OBIO PHARMACEUTICAL (H.K.) LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008

(Stated in US Dollars)

10.

COMMITMENTS AND CONTINGENCIES

The Group has entered into a tenancy agreement for office premises expiring through 2010.

As at June 30, 2009, the Group’s commitments for minimum lease payments under these leases for the next one year and thereafter are as follows:

June 30,
2010	$10,672

11.

RELATED PARTY TRANSACTIONS

In the normal course of its business, the group carried out the following related party transactions during the six months ended June 30, 2009 and for the year ended December 31, 2008.

	1/1/09 to 6/30/09	1/1/2008 to 12/31/08

Accounting services fee paid to a related party (a)	$4,643	$119,411

Consultancy fee paid to a director (b)	$-	$25,053

Consultancy fee paid to a director of the ultimate holding company (c)	$27,860	$31,480

Company secretarial fee paid to related parties (d)	$1,158	$4,351

(a)

The accounting services fee was paid to a related company controlled by Chi Francis, a director of the ultimate holding company.

(b)

The consultancy fee was paid to Chi Francis, a director of the Company.

(c)

The consultancy fee was paid to Chan Bill Piu, a director of ultimate holding company.

(d)

The company secretarial fee was paid to related companies controlled by Chan Kin Man, Eddie, a director of the ultimate holding company.

OBIO PHARMACEUTICAL (H.K.) LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008

(Stated in US Dollars)

12.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.  The carrying amounts of financial assets and liabilities, such as cash and cash equivalents, prepaid expenses, amount due from/to a director/fellow subsidiary/holding company, other receivables, and accruals approximate their fair values because of the short maturity of these instruments and the availability of the market rates of interest.

13.

SEGMENT INFORMATION

The Company is principally engaged in business of human pharmaceutical research and development.  No significant revenues are derived during the reporting periods. Accordingly, no analysis of the Company’s sales and assets by geographical market is presented.